UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                                                     Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Explanatory Note

This Schedule 14A filing consists of the following press release (the “Press Release”) from iBio, Inc., a Delaware corporation (the “Company”), relating to the Company’s Special Meeting of Stockholders to be held on December 9, 2021 and adjourned until December 22, 2021. The press release was disseminated on December 22,2021.  The Company also filed the following Current Report on Form 8-K. This Schedule 14A supplements the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on October 26, 2021 and the Definitive Additional Materials filed by the Company with the U.S. Securities and Exchange Commission on October 26, 2021, November 9, 2021, November 16, 2021, November 17, 2021and November 24, 2021, November 30, 2021 and December 3, 2021, December 10, 2021 and December 21, 2021.

iBio Announces Partial Adjournment of Annual Meeting of Shareholders to January 31, 2022

- Shareholders Continue to Support Reverse Split and Authorized Share Proposals by a 2-to-1 Margin -

Bryan, Texas / December 22, 2021 / (GLOBE NEWSWIRE) / iBio, Inc. (NYSEA:IBIO) (“iBio” or the “Company”), a developer of next-generation biopharmaceuticals and pioneer of the sustainable, plant-based FastPharming Manufacturing System®, today announced that it has adjourned its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) with respect to Proposals 4 and 5.

The Company partially adjourned the Annual Meeting on December 9, 2021 with respect to Proposal 4 (Reverse Stock Split) and Proposal 5 (Change in Authorized Shares) to allow those stockholders who hold approximately 40% of the unvoted shares more time to vote. iBio subsequently received additional votes “FOR” the proposals, as well as support from a number of shareholders who changed their “against” votes. Given that voting is still trending in favor of these proposals, the Company has adjourned the reconvened Annual Meeting to provide its shareholders additional time to vote. The Annual Meeting will resume with respect to Proposal 4 and 5 at 9:00 a.m. Eastern time on January 31, 2022 and can be accessed at www.virtualshareholdermeeting.com/IBIO2021.

If you have already voted your shares “FOR” Proposals 4 and 5, we thank you. If you did not yet vote, abstained, or voted against, we kindly ask you to vote, or to reconsider your vote.

For additional information on the Proposals, please see our Shareholder Vote FAQ.

About iBio, Inc.

iBio is a developer of next-generation biopharmaceuticals and a pioneer in sustainable, plant-based biologics manufacturing. Its FastPharming System® combines vertical farming, automated hydroponics, and novel glycosylation technologies to rapidly deliver high-quality monoclonal antibodies, antigens, and other proteins. iBio is developing proprietary biopharmaceuticals for the treatment of cancers, as well as fibrotic and infectious diseases. The Company’s wholly-owned subsidiary, iBio CDMO LLC, provides FastPharming Contract Development and Manufacturing Services along with Glycaneering  Development Services™ for advanced recombinant protein design. For more information, visit www.ibioinc.com.

Contact:

Stephen Kilmer
iBio, Inc.
Investor Relations
(646) 274-3580

skilmer@ibioinc.com

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 22, 2021

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 22, 2021, iBio, Inc. (the “Company”) reconvened it 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which had previously been adjourned to consider and vote on: (i) Proposal 4–Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, $0.001 par value per share (the “Common Stock”), at a ratio of one (1) share of Common Stock for every ten (10) shares of Common Stock (the “Reverse Stock Split”) and (ii) Proposal 5–Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of the Company’s Common Stock from 275,000,000 to 55,000,000. At the Annual Meeting held on December 9, 2021, the Company’s stockholders voted on Proposal 1 (Director Election Proposal), Proposal 2 (Auditor Ratification Proposal), Proposal 3 (Say-on Pay Proposal) and Proposal 6 (the Adjournment Proposal). The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on October 26, 2021.

At the time of reconvening the Annual Meeting, there were insufficient votes to pass Proposals 4 and 5 and the Annual Meeting was adjourned for a second time with respect to Proposals 4 and 5 until 9 a.m. (Eastern time) on January 31, 2022, which will be a virtual meeting and can be accessed at www.virtualshareholdermeeting.com/IBIO2021.

This Current Report on Form 8-K will be amended to report the results of Proposal 4 and Proposal 5 once the final results are received by the Company.

Item 8.01.	Other Events.

As reported above under Item 5.07, the Annual Meeting will be reconvened on January 31, 2022 at 9:00 a.m. (Eastern time) via a virtual meeting for the sole purpose of allowing additional time for stockholders to vote on Proposals 4 and 5. A press release issued by the Company on December 22, 2021 announcing the reconvening of the Annual Meeting is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued by iBio, Inc. on December 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2021	IBIO, INC.

	By:	/s/ Thomas F. Isett
Name: Thomas F. Isett
Title: Chief Executive Officer